Income Taxes	6 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
INCOME TAXES

9. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Singapore

The Company is subject to corporate income tax for its business operation in Singapore. Tax on corporate income is imposed at a flat rate of 17%.

Hong Kong

Ableview Brands, Ableview Management, and Able View are incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate for the first HKD$2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019. Before that, the applicable tax rate was 16.5% for corporations in Hong Kong.

PRC

Weitong, Beijing Jingyuan, Shanghai Jinglu, Shanghai Jingnan, and CSS Shanghai are subject to PRC Corporate Income Tax (“CIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%.

Beijing Jingyuan, Shanghai Jingnan, CSS Shanghai are qualified as small and micro-sized enterprises (“SMEs”) in the year ended December 31, 2023. In accordance with the implementation rules of EIT Law, SMEs are entitled to a 75% reduction on the EIT rate of 20% for the first RMB3,000,000 taxable income, and no reduction for the remaining taxable income for the six months ended June 30, 2025 and 2024.

The components of the (loss) income before income taxes are as follows:

	For the Six Months Ended June 30,
	2025	2024
PRC subsidiaries	$5,567,597	$1,760,641
Hong Kong and Cayman subsidiaries	(4,070,656)	(1,489,911)
Singapore subsidiary	(127,131)	7,471
	$1,369,810	$278,201

For the six months ended June 30, 2025 and 2024, the income tax (expenses) benefits were comprised of the following:

	For the Six Months Ended June 30,
	2025	2024
Current income tax expense	$(543,641)	$(97,184)
Deferred income tax (expenses) benefits	(993,625)	736,087
	$(1,537,266)	$638,903

The deferred tax benefits for the six months ended June 30, 2025 was caused by the true up of prior year net operating losses as the Company reconciled its net operating losses with annual tax return and provision of inventory write-down against inventories purchased from Shanghai Jingyue.

Deferred tax assets and deferred tax liabilities as of June 30, 2025 and December 31, 2024 consist of the following:

	June 30, 2025	December 31, 2024
Deferred tax assets:
Net operating losses carryforwards	$224,340	$2,007,724
Impairment of inventories	1,004,394	214,619
Operating lease liabilities	118	458
Total deferred tax assets, gross	1,228,852	2,222,801
Deferred tax liabilities
Operating lease right-of-use assets	$(1,011)	$(1,334)
Total deferred tax assets, net of deferred tax liabilities	$1,227,841	$2,221,467

Total net operating losses (NOLs) carryforwards of the Company’s subsidiaries in mainland China is $381,278 as of June 30, 2025. As of June 30, 2025, net operating loss carryforwards from PRC will expire in calendar years 2026 through 2030, if not utilized. The NOLs carryforwards of the Group’s subsidiary in Hong Kong are $1,091,045 as of June 30, 2025, which can be carried forward without an expiration date. The NOLs carryforwards of the Group’s subsidiary in Singapore are $149,381 as of June 30, 2025, which can be carried forward without an expiration date.

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in the condensed statements of operations and comprehensive income (loss). The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law. The Company reviews deferred tax assets for a valuation allowance based upon whether it is more likely than not that the deferred tax asset will be fully realized. In the six months ended June 30, 2025, the Company assessed that it would be able to generate sufficient operating profits within the next five years and concluded that it was more likely than not that all the entities would have sufficient taxable income to realize the deferred tax assets in the future. As of June 30, 2025, no valuation allowance was provided against deferred tax assets arising from net operation losses carry forwards. The Company operates its business through its subsidiaries. The Company does not file consolidated tax returns, therefore, losses from individual subsidiaries may not be used to offset other subsidiaries’ earnings within the Company. Valuation allowance is considered on each individual subsidiary basis.

Uncertain tax positions

In October 2024, Able View Brands (“Brands”) received a comment letter from Hong Kong IRS regarding certain deductible expenses claimed in its annual tax return for the year of 2023. Such expenses were related to intra-group services provided to Brands by certain PRC subsidiaries. Brands sent a response letter to provide supporting evidence to Hong Kong IRS in January 2025. In the six months ended June 30, 2025, The Hong Kong IRS completed review and approved the deduction of the aforementioned expenses.

As of June 30, 2025, the tax years ended December 31, 2020 through 2024 for the Company’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities. The tax years ended December 31, 2022 through December 31, 2024 for the Company’s subsidiary in the Singapore is generally subject to examination by the Singapore tax authorities. The tax years ended December 31, 2019 through 2024 for the Company’s subsidiaries in Hong Kong are generally subject to examination by the Hong Kong tax authorities.